SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             April 25, 2002
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Date of earliest event reported:            March 22, 2002
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                              Weiner's Stores, Inc.
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               (Exact Name of Registrant as Specified in Charter)



Delaware                                 0-23671                   76-0355003
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                           Identification No.)


340 N. Sam Houston Pkwy. E., Suite 100, Houston, Texas              77060
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code   (281) 260-1761
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Former Address: 6005 Westview Drive, Houston, Texas                   77055
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          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events
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        As previously reported by Weiner's Stores, Inc. (the "Company"), on
October 16, 2000 the Company filed a voluntary petition for relief under Chapter 11 ("Chapter 11") of Title 11 of the United States Code in United States Bankruptcy Court for the District of Delaware (the "Court"). Under Chapter 11, the Company has operated its business as a debtor-in-possession, subject to approval of the Court for certain actions. On June 25, 2001, the Board of Directors of the Company unanimously approved the orderly wind down of its operations. On June 26, 2001, the Company commenced the process of winding down and ceasing its operating activities, including termination of employees, selling its assets and settling its obligations, including leases. On July 13, 2001, the Court approved the Company's agreement with a third party to conduct store closing sales with respect to the Company's 94 retail outlets remaining as of such date as part of the orderly wind down and cessation of operations. The Company engaged the third party to acquire the inventory and manage the inventory liquidation process in these stores. As of August 4, 2001, all merchantable inventory and substantially all fixtures and equipment in the Company's store locations had been sold for approximately $27,475,000 in cash to Ozer Group, LLC, a third party unaffiliated with the Company. As part of the orderly wind down of operations, in July 2001, the Company, with Court approval, engaged a third party to market substantially all of its unexpired leases. The Company has completed the process of assuming and assigning or rejecting the lease obligations in relation to all of its previous store locations. In addition, on February 8, 2002, the Company sold its corporate office/distribution facility and remaining furniture and fixtures in Houston, Texas for approximately $4,025,000 in cash to 6005 Westview Ltd., a third party unaffiliated with the Company. As of the date of this report, the Company has completed the sale or other disposition of all of its assets for the benefit of the estate and the Company's creditors.

        The Company hereby incorporates by reference into this Item 5 the following unaudited financial statements contained in the report prepared by the Company for filing with the United States Trustee with respect to March 2002 in connection with the Company's case under Chapter 11, all of which are attached as Exhibit 99.1:

         o Statement of Operations for the fiscal month and years to date ended March 2002 and March 2001;

         o        Balance Sheets for March 2002 and March 2001; and

         o Statements of Cash Flows for the months ended March 2002 and March 2001.

        On March 22, 2002, the Court approved the proposed Joint Liquidating Plan of Reorganization of the Company and the Official Committee of Unsecured Creditors (the "Plan") and the related Disclosure Statement (the "Disclosure Statement"). Copies of the Plan and Disclosure Statement, as filed with the


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Court, are attached to this report as Exhibit 2.1 and Exhibit 99.2, respectively, and are incorporated herein by this reference. As previously reported, after the orderly wind down of the Company's operations, there will be no cash to distribute to the Company's stockholders. As filed with the Court, the Plan provides, among other things, that holders of the common stock, par value $.01 per share ("Common Stock"), of the Company will not, as such, receive or retain any interest, property or other consideration or distribution of any nature under the Plan. The Plan also provides that, on the effective date of the Plan, all outstanding shares of Common Stock, and any option, warrant or other agreement or right requiring the issuance of any Common Stock, will be extinguished and the certificates and any other documents representing such shares of Common Stock or other securities or rights shall be deemed to have been canceled and to be of no force or effect. The holders of equity interests are deemed to have rejected the Plan. Holders of general unsecured claims are required to submit ballots with respect to the Plan not later than May 8, 2002. Holders of priority claims and secured claims are deemed to have unimpaired claims and are not entitled to vote on the Plan. The effectiveness of the Plan is subject to, among other things, the confirmation of the Plan by the Court and the entering on the Court's docket of the Court's order confirming the Plan, and certain other conditions.

        The Court has scheduled a hearing with respect to confirmation of the proposed Plan on May 16, 2002 at 4:30 p.m. local time. If approved by the requisite number of holders of general unsecured claims and confirmed by the Court on such date, the Plan is expected to become effective within thirty days thereafter.

        PURSUANT TO THE TERMS OF THE PROPOSED PLAN, HOLDERS OF COMMON STOCK OF THE COMPANY WILL NOT RECEIVE ANY CASH OR OTHER PROPERTY IN RESPECT OF THEIR SHARES OF COMMON STOCK IN CONNECTION WITH THE LIQUIDATION OF THE COMPANY, AND ALL OUTSTANDING SHARES OF COMMON STOCK WILL BE EXTINGUISHED AND CANCELED UPON EFFECTIVENESS OF THE PLAN.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits.

     Exhibit number        Description
     --------------        -----------

           2.1 Joint Liquidating Plan of Reorganization of the Company and the Official Committee of Unsecured Creditors, dated February 11, 2002

          99.1 Certain financial statements contained in the Company's report with respect to March 2002 to the United States Trustee



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          99.2             Disclosure Statement relating to the Joint
                           Liquidating Plan of Reorganization of the Company and the Official Committee of Unsecured Creditors, dated March 28, 2002


















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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WEINER'S STORES, INC.


                                 By: /s/ Michael S. Marcus
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                                       Michael S. Marcus
                                       Vice President, Chief Financial Officer,
                                       Treasurer and Secretary

Dated:  April 25, 2002














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                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

          2.1 Joint Liquidating Plan of Reorganization of the Company and the Official Committee of Unsecured Creditors, dated February 11, 2002

          99.1 Certain financial statements contained in the Company's report with respect to March 2002 to the United States Trustee

          99.2 Disclosure Statement relating to the Joint Liquidating Plan of Reorganization of the Company and the Official Committee of Unsecured Creditors, dated March 28, 2002














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